Exhibit 99.1

FAIRMOUNT BANCORP, INC.

AUDIT COMMITTEE CHARTER

Name

There will be a committee of the Board of Directors (the “Board”) of Fairmount Bancorp, Inc., to be known as the Audit Committee (the “Committee”).

Committee Purpose

The Committee is appointed by the Board to assist the Board in its oversight of: (i) the accounting and financial reporting processes of Fairmount Bancorp, Inc. and Fairmount Bank (collectively, the “Company”), (ii) the integrity of the Company’s financial statements, (iii) the performance of the Company’s internal audit department and the internal audit process, (iv) the independence and performance of the Company’s independent auditors and the independent audit process, and (v) the compliance by the Company with legal and regulatory requirements.

Committee Membership

The Committee shall have at least three (3) members at all times, each of whom shall satisfy all legal requirements, including but not limited to the requirements in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder relating to audit committee independence. At least one member will be an “audit committee financial expert” as defined by the Securities and Exchange Commission (the “SEC”) rulemaking.

The Board shall appoint the members of the Committee annually, and shall designate the Chairman of the Committee. Each member of the Committee shall serve until the earlier to occur of the date he or she is replaced by the Board, resigns from the Committee or resigns from the Board. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies in it, subject to such new member(s) satisfying the applicable independence, experience and financial literacy requirements referred to above. Except as expressly provided in this charter or the bylaws of the Company, or as otherwise may be provided by law, the Committee shall fix its own rules of procedure.

No Director may serve as a member of the Committee if he or she serves on the audit committee of more than three public companies unless the Board determines that such simultaneous service would not impair his or her ability to effectively serve on the Committee and discloses this determination in the Company’s annual proxy statement. No member of the Committee may receive any compensation from the Company other than Director’s fees, which may be received in cash, stock options or other in-kind consideration.

Meetings of Committee

The Committee shall meet at least four (4) times each fiscal year, and at such other times as are necessary to perform the functions described in this charter. The Committee shall maintain minutes or other records of its meetings and activities and shall make regular reports to the Board. At least annually, the Committee shall meet with management, the independent auditors, and representatives from the Company’s internal audit department in separate executive sessions in furtherance of its purposes.

Committee Authority and Responsibilities

A.	Committee Authority

1.	The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal counsel, accountants, or other consultants to advise the Committee and assist it in carrying out its duties, and the Company shall provide for appropriate funding, as determined by the Committee, for the payment of compensation to such advisors.

2.	The Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities.

3.	The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

4.	The Committee shall, with the assistance of management, the independent auditors and legal counsel, as the Committee deems appropriate, review and evaluate, at least annually, this charter and the Committee’s performance, and report and make appropriate recommendations to the Board with respect thereto.

5.	The Committee may delegate authority to one or more members, as appropriate, including but not limited to the authority to pre-approve audit services (other than the audit of the Company’s annual financial statements) and permitted non-audit services, provided that decisions made pursuant to such delegated authority shall be presented to the full Committee at its next scheduled meeting.

B.	Oversight of the Internal Audit Department and the Internal Audit Process

1.	There shall be open and direct communication between the internal audit department and the Committee.

2.	The Committee shall approve the Company’s annual audit plan and monitor compliance of the internal audit department therewith.

3.	The Committee shall consider and review with management and the internal audit department:

(i)	significant findings during the course of each internal audit and management’s responses thereto;

(ii)	any difficulties encountered in the course of the internal audit, including any restriction on the scope of the internal audit department’s work or access to required information;

(iii)	any changes required in the planned scope of the internal audit plan; and

(iv)	the internal audit department’s budget and staffing.

C.	Appointment and Oversight of the Independent Auditors; Auditor Independence

1.	The Committee shall have the sole authority to appoint or replace the independent auditors and shall approve in advance all audit and non-audit engagement fees and terms with the independent auditors. The Company shall provide for appropriate funding, as determined by the Committee, for the payment of compensation to the independent auditors.

2.	The Committee shall have the sole authority to pre-approve all (i) audit services and (ii) permitted non-audit services (including the fees and terms thereof) to be performed for the Company by the independent auditors. The Committee shall not approve the engagement of the independent auditors to render non-audit services prohibited by law, SEC rulemaking or applicable regulations of the Public Company Accounting Oversight Board.

3.	The Committee shall consider whether the provision of non-audit services by the independent auditors is compatible with maintaining the independent auditors’ independence, including, but not limited to, the nature and scope of the specific non-audit services to be performed and whether the audit process would require the independent auditors to review any advice rendered by the independent auditors in connection with the provision of non-audit services.

4.	The Committee shall be directly responsible for the oversight of the work of the independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting.

The following functions shall be periodically performed by the Committee in carrying out its responsibilities with respect to the oversight of the independent auditors:

1.	Oversee the independent auditors’ preparation and issuance of audit reports and related work.

2.	No less than annually, evaluate the qualifications, performance and independence of the independent auditors, including a review and evaluation of the lead partner of the independent auditors, taking into account the opinions of the Company’s management.

3.	Confirm annually that the independent auditors’ firm is registered with the Public Company Accounting Oversight Board (once the Board begins accepting registrations) and that its registration is in good standing.

4.	Receive no less frequently than annually from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 and/or any other or superceding rules adopted by the SEC or the Public Company Accounting Oversight Board delineating all relationships between the independent auditors and the Company that may impact the objectivity and independence of the independent auditors. The report shall include a description of all services provided by the independent auditors and the related fees.

5.	Discuss no less frequently than annually with the independent auditors any disclosed relationships or services that may affect the independent auditors’ objectivity and independence.

6.	Obtain and review a report from the independent auditors at least annually regarding (i) the independent auditors’ internal quality-control procedures, (ii) any material issues raised by the most recent quality-control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and (iii) any steps taken to deal with any such issues.

7.	Once the independent auditors’ firm has been employed by the Company for five consecutive years, confirm that the Company’s lead audit partner and lead review partner have been rotated at least once every five years, as required by law and SEC rulemaking, and further consider rotation of the independent audit firm.

D.	Oversight of Quarterly Reporting Process

1.	Discuss generally with management and the independent auditors the earnings press release prior to its release to the public, as well as any financial information and earnings guidance provided to analysts or rating agencies.

2.	Review the effect of evolving regulatory and accounting issues, as well as off-balance sheet arrangements, on the financial statements of the Company.

3.	Review with management, legal counsel and representatives from the Company’s internal audit department (i) the effectiveness of the Company’s disclosure controls and procedures and (ii) the Company’s system for assessing whether the Company’s financial statements and reports and other financial information required to be disseminated to the public and filed with governmental organizations satisfy the requirements of the SEC.

4.	Review with management, the independent auditors and representatives from the Company’s internal audit department the effectiveness of the Company’s internal controls and procedures for financial reporting, including information system controls and security, and any special audit steps adopted in light of material internal control deficiencies.

5.	Inquire of management and representatives of the internal audit department about significant financial risks or exposures and assess with such parties and the independent auditors (i) the potential effect thereof on the financial condition and results of operations of the Company and (ii) the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

6.	Prior to the filing of the Company’s Form 10-Q, review and discuss with management the Company’s quarterly financial statements, the disclosures made under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” or similar disclosures, and the results of the independent auditors’ review of the Company’s interim financial statements in accordance with generally accepted auditing standards for conducting such review (currently Statement of Auditing Standards No. 71).

7.	Review disclosures made by the Company’s principal executive officer and principal financial officer regarding compliance with their certification obligations under the Exchange Act, including the Company’s disclosure controls and procedures and internal controls for financial reporting and evaluations thereof.

E.	Oversight of Annual Financial Statement Audit and Preparation of Annual Report on Form 10-K

In addition to the applicable items under the heading “Oversight of Quarterly Reporting Process,” the Committee will:

1.	Review, in consultation with the independent auditors and the internal audit department, the audit scope and plan of the independent auditors and the internal audit department.

2.	Review with the independent auditors and the internal audit department the coordination of audit efforts regarding completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

3.	Review with management and the independent auditors at the completion of the annual financial statement audit:

(i)	the results of the independent auditors’ audit;

(ii)	any significant changes required in the independent auditors’ audit plan;

(iii)	any problems, difficulties or differences encountered in the course of the audit work, including any restrictions on the scope of the independent auditors’ activities or on access to required information, and management’s response thereto;

(iv)	any accounting adjustments that were noted or proposed by the independent auditors but were otherwise not implemented;

(v)	any analysis prepared by management or the independent auditors setting forth significant financial reporting issues, estimates and judgments made in connection with the preparation of the financial statements, including (i) analyses of the effects of alternative accounting treatments of financial information within accounting principles generally accepted in the United States of America (“GAAP”), (ii) ramifications of the use of such alternative disclosures and treatments, and (iii) the treatment preferred by the independent auditors;

(vi)	all critical accounting policies and practices adopted by the Company regarding accounting principles and financial statement presentations, including any significant changes or choices in the Company’s application of accounting principles;

(vii)	all material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences; and

(viii)	other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards (currently, Statement of Auditing Standards No. 90).

4.	Obtain from the independent auditors assurances that Section 10A(b) of the Exchange Act has not been implicated (regarding disclosure to the Committee of illegal acts detected by the independent auditors in the course of the audit).

5.	Review and discuss prior to filing the annual proxy statement:

(i)	the proxy statement disclosures incorporated by reference in the Form 10-K regarding management’s annual internal control report and the related attestation report prepared by the Company’s independent auditors, when required by applicable SEC rulemaking; and

(ii)	the proxy statement disclosures incorporated by reference in the Form 10-K regarding (i) the presence of “audit committee financial experts” on the Committee and (ii) the adoption of a code of ethics that applies to the Company’s chief executive officer, chief financial officer, chief accounting officer or controller, or persons performing similar functions, in compliance with SEC requirements.

6.	Prior to the filing of each Form 10-K, discuss the Company’s annual audited financial statements and the disclosures made under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” or similar disclosures.

7.	Prior to the filing of each Form 10-K, recommend to the Company’s Board, based on the Committee’s review and discussion with management and the independent auditors, that the audited financial statements be included in the Company’s Form 10-K.

F.	Compliance with Laws, Regulations and Policies

The Committee will assist the Board in the oversight of the Company’s compliance with policies and procedures addressing legal and ethical concerns. The following functions are some of the common recurring activities of the Committee in carrying out this oversight responsibility:

1.	Prepare the audit committee report required to be included in the Company’s annual proxy statement in accordance with applicable SEC rulemaking and review the disclosure in the Company’s annual proxy statement regarding the Committee and the independent auditors, including disclosures regarding the independence of Committee members and the fees paid by the Company to the independent auditors.

2.	Ensure inclusion of its then current charter in the Company’s annual proxy statement at least once every three years in accordance with applicable SEC rulemaking.

3.	Establish and review periodically the Committee’s written procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding accounting, internal accounting controls or auditing matters.

4.	Review and approve all “related party transactions” and potential conflict of interest situations of the type that would be required to be disclosed in the Company’s annual proxy statement, regardless of size.

5.	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Ethics and Business Conduct.

6.	Approve any waivers of or changes to the Company’s Code of Ethics and Business Conduct that affect the Company’s directors, principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and monitor compliance with related disclosure requirements.

7.	Obtain reports from management as to whether the Company is in conformity with applicable legal requirements and the Company’s Code of Ethics and Business Conduct.

8.	Review with management and legal counsel (i) any legal or regulatory matters that may have a material impact on the Company’s financial statements,

compliance programs and policies and (ii) any material reports or inquiries relating to financial, accounting or other matters received from regulators or governmental agencies.

9.	Review at least annually the exceptions noted in the reports to the Audit Committee by the internal audit department and the independent auditors and the progress made in responding to the exceptions.

10.	Periodically review the rules promulgated by the SEC relating to the qualifications, activities, responsibilities and duties of audit committees and take, or recommend that the Board take, appropriate action to comply with such rules.

11.	Definition of Committee’s Roles

The Committee’s principal responsibility is one of oversight. The Company’s management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing and/or reviewing those financial statements. While the Committee has the powers and responsibilities set forth in this charter, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate, and present fairly the financial position, the results of operations and the cash flows of the Company, in compliance with GAAP. This is the responsibility of management and/or the independent auditors. In carrying out these oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work. It is also not the responsibility of the Committee to conduct investigations or to assure compliance with laws and regulations and the Company’s Code of Ethics and Business Conduct.